UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2006

VISTA GOLD CORP.
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-9025	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7961 Shaffer Parkway, Suite 5, Littleton, CO	80127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 981-1185

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On December 22, 2006, Vista Gold Corp. (“Vista”) announced that, subject to a number of conditions, it has agreed to loan up to $200,000 by way of a 90 day term loan, bearing interest at a rate of 12% per annum, to Luzon Minerals Ltd. (“Luzon”) for Luzon to pay down debts already incurred and ongoing expenses in connection with the Amayapampa Project and Luzon’s Lipichi project both located in Bolivia.  The loan is to be secured by a general security agreement in favor of Vista.  In addition, Vista recently entered into a letter of understanding with Luzon and Republic Gold Limited (Luzon’s strategic partner) to reconstitute the affairs of Luzon to ensure that Luzon’s strategic development is advanced in the best interest of its shareholders.  As part of Luzon’s reconstitution, Michael Richings, the President and Chief Executive Officer of Vista, has agreed to be appointed as a director of Luzon.  As previously announced, Vista and Luzon are parties to an agreement pursuant to which Vista agreed to sell its interest in the Amayapampa Project to Luzon.  The sale of the project has yet to be completed and Vista continues to hold its interest in the project pending completion of this transaction.

The above-referenced loan agreement and related general security agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated herein by reference.  The description of the material terms of the loan agreement is qualified in its entirety by reference to such exhibits.

Item 8.01               Other Events.

On December 22, 2006, Vista issued a press release announcing the above loan agreement with Luzon.  The press release is furnished as Exhibit 99.1 and is attached hereto.

On December 22, 2006, Vista issued a press release updating the status of the proposed arrangement that, if completed, will result in Vista transferring its existing Nevada properties into a recently incorporated company, Allied Nevada Gold Corp., which will concurrently acquire the Nevada mineral assets of Carl and Janet Pescio.  The press release is furnished as Exhibit 99.2 and is attached hereto.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Loan Agreement dated as of December 21, 2006, between Vista Gold Corp. and Luzon Minerals Ltd.
Exhibit 10.2	General Security Agreement dated as of December 21, 2006, made by Luzon Minerals Ltd. in favor of Vista Gold Corp.
Exhibit 99.1	Press Release of Vista Gold Corp. dated December 22, 2006 (loan)
Exhibit 99.2	Press Release of Vista Gold Corp. dated December 22, 2006 (arrangement status)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA GOLD CORP.

	By:	/s/ Gregory G. Marlier
Gregory G. Marlier
Chief Financial Officer

Date: December 27, 2006